UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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ARBITRON INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. May 25, 2010 ARBITRON INC. Meeting Information Meeting Type: <mtgpe> Annual Meeting For holders as of: <recdate> April 01, 2010 Date: Time: <mtgtime> May 25, 2010 9:00 AM EDT Location: The Ritz Carlton New York Central Park 50 Central Park South New York, NY 10019 ARBITRON INC. 9705 PATUXENT WOODS DR. COLUMBIA, MD 21046 ATTN: KENNETH PAQUIN Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1 OF 2 12 15 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. BARCODE Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # 0000062437___R2.09.05.010

Before You Vote How to Access the Proxy Materials 00000624372 R2.09.05.010 Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Annual Report How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investm advisor. Please make the request as instructed above on or before May 11, 2010 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Internal Use Only 00000624372 R2.09.05.010

Voting items The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Shellye L. Archambeau 02 David W. Devonshire 03 John A. Dimling 04 Philip Guarascio 05 William T. Kerr 06 Larry E. Kittelberger 07 Luis G. Nogales 08 Richard A. Post The Board of Directors recommends you vote FOR the following proposal(s): 2. To approve an amendment to and restatement of the Company’s 2008 Equity Compensation Plan to, among other things, increase the authorized number of shares issuable thereunder by 2,200,000. 3. To approve an amendment to the Company’s Employee Stock Purchase Plan to increase the number of shares available in that plan by 250,000. 4. To ratify the selection by the Audit Committee of KPMG LLP as the Company’s independent registered public accounting firm for the current fiscal year. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 0000 0000 0000 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence # BARCODE 00000624373 R2.09.05.010

Reserved for Broadridge Internal Control Information NAME THE COMPANY NAME INC. — COMMON 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. — 401 K 123,456,789,012.12345 THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # 00000624374 R2.09.05.010